Exhibit 10.3

May 20, 2015

RE:	Closing Statement in connection with the Note Purchase Agreement between Omagine Inc. (“Company”) and YA Global Master SPV, Ltd. (“Investor”).

This letter shall constitute the Closing Statement agreed upon between the Company and the Investor regarding various payments and transfers to be made by the parties in connection with Note Purchase Agreement dated May 20, 2015 (“Subscription Agreement”).

The parties hereby agree that the Investor shall make the payments and transfers set forth below in accordance with the wire instructions to the account of each recipient as set forth on Schedule A attached hereto (or otherwise provided to the Investor):

Gross Proceeds to be paid to the Company:	$500,000.00
Less:
Commitment Fee to be paid to the YA Global II SPV LLC (as designee of the Investor):	$(50,000.00)

Net Proceeds to the Company	$450,000.00

[SIGNATURE PAGE IMMEDIATELY TO FOLLOW]

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Omagine Inc.

By: /s/ Charles P. Kuczynski

Name: Charles P. Kuczynski
Title: Vice President and Secretary

YA Global Master SPV, Ltd.

By: Yorkville Advisors Global, LP

Its: Investment Manager

By: Yorkville Advisors Global, LLC

Its: General Partner

By: /s/ Gerald Eicke

Name: Gerald Eicke
Title: Managing Member

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SCHEDULE A

ACCOUNT INSTRUCTIONS

Omagine Inc.
Omagine, Inc. Account Number 610-98230-3 HSBC Bank ABA # 021001088 Swift ID: MRMDUS33 Fifth Avenue Branch 452 Fifth Avenue New York, N.Y. 10118 Bank Contact: Kevin O’Dea Telephone: 212-525-4094

YA Global II SPV LLC:

Instructions on file.